Exhibit 10.9
FIRST AMENDMENT
TO THE
PNM RESOURCES, INC.
OFFICER RETENTION PLAN
Effective as of July 13, 2003, PNM Resources, Inc. adopted the PNM Resources, Inc. Officer Retention Plan (the “Plan”). The Plan has been amended or restated on a number of occasions and was most recently amended and restated effective October 20, 2020. Effective as of August 2, 2024, PNM Resources, Inc. changed its name to TXNM Energy, Inc. (the “Company”). By this instrument, the Plan is hereby amended to change the name of the Plan and the sponsoring employer to reflect the name change of PNM Resources, Inc. to TXNM Energy, Inc.
1.    This First Amendment shall be effective as of January 1, 2025.
2.    The name of the Plan is hereby amended to read as follows:
TXNM ENERGY, INC. OFFICER RETENTION PLAN
3.    The first paragraph of the Introduction to the Plan is hereby amended and restated in its entirety to read as follows:
Effective December 7, 1998, Public Service Company of New Mexico adopted the Public Service Company of New Mexico First Restated and Amended Executive Retention Plan. By an amendment dated November 27, 2002, sponsorship of the Plan was transferred to PNM Resources, Inc. (“PNM Resources”) and the Plan was renamed the “PNM Resources, Inc. First Restated and Amended Executive Retention Plan.” Effective as of July 13, 2003, PNM Resources amended and restated the Plan in its entirety and changed the name of the Plan to the “PNM Resources, Inc. Officer Retention Plan.” The Plan was most recently amended and restated effective as of October 20, 2020. As of August 2, 2024, PNM Resources, Inc. changed its name to TXNM Energy, Inc. (“TXNM Energy”) and the name of the Plan shall now be the TXNM Energy, Inc. Officer Retention Plan (the “Plan”).

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4.    Section (h) of the Glossary to the Plan (“Board” or “Board of Directors”) is hereby amended and restated in its entirety to read as follows:
(h)    “Board” or “Board of Directors” means the Board of Directors of TXNM Energy. The Board may delegate its responsibilities in accordance with its standard practices and procedures.
5.    Section (m) of the Glossary to the Plan (“Company”) is hereby amended and restated in its entirety to read as follows:
(m)    “Company” means, collectively, TXNM Energy and any Affiliate of TXNM Energy that has adopted this Plan in accordance with Section 10.12 (Adoption by Affiliates). As used in this Plan, “Company” also means any successor to the assets of TXNM Energy that assumes and agrees to perform TXNM Energy’s obligations hereunder, by operation of law or otherwise.
6.    Section (v) of the Glossary to the Plan (“Officer”) is hereby amended and restated in its entirety to read as follows:
(v)    “Officer” means any officer of TXNM Energy (1) with the title Chief Executive Officer (CEO), Chief Operating Officer (COO), Executive Vice President (EVP), Senior Vice President (SVP), or Vice President (VP) or any other title that describes a position of higher authority than that of a Vice President, and (2) who is classified and coded as an Officer pursuant to TXNM Energy’s compensation system.
7.    Section (y) of the Glossary to the Plan (“Plan”) is hereby amended and restated in its entirety to read as follows:
(y)    “Plan” means the TXNM Energy, Inc. Officer Retention Plan, as amended.
8.    Section (z) of the Glossary to the Plan (“PNM Resources”) is hereby amended and restated in its entirety to read as follows:
(z)    “TXNM Energy” means TXNM Energy, Inc. As used in the Plan, “TXNM Energy” also means any successor in interest resulting from merger, consolidation, or transfer of substantially all of TXNM Energy’s assets.

9.    The purpose of this First Amendment is to change the name of the Plan and the name of the sponsoring employer. All references to “PNM Resources, Inc.” are hereby replaced with references to “TXNM Energy, Inc.” unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan which are inconsistent with this name change are hereby amended to the extent necessary to complete the name change. Regardless of the name change, any individuals or entities serving as fiduciaries or service providers with respect to the Plan shall continue to serve as such, subject to the provisions of the Plan. Similarly, any policies or procedures previously adopted by the fiduciaries shall continue in full force and effect.
10.    This First Amendment shall only amend the provisions of the Plan referred to above, and those provisions not amended hereby shall be considered in full force and effect.
IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of this 17th day of April, 2025.
TXNM ENERGY, INC.

By:     /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary
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